UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 1, 2020
BANCPLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
Effective April 1, 2020, BancPlus Corporation ("BancPlus" or the "Company") completed its previously announced merger with State Capital Corp. ("SCC"), the holding company of State Bank & Trust Company ("State Bank"). Pursuant to the terms of the Agreement and Plan of Share Exchange and Merger, dated September 18, 2019, by and among the Company, BankPlus, SCC, and State Bank (the "Merger Agreement"), following BancPlus' acquisition of SCC by a statutory share exchange, SCC was merged with and into BancPlus, with BancPlus surviving the merger (the "Merger"). Immediately thereafter, State Bank was merged with and into BankPlus, with BankPlus surviving the merger (together with the Merger, the "Mergers").
Pursuant to the Merger Agreement, holders of SCC stock shall receive 0.6950 shares of BancPlus common stock, par value $1.00 per share, for each share of SCC common stock, par value $1.25 per share, held immediately prior to the effective time of the Merger, plus cash in lieu of fractional shares.
The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is qualified in its entirety by reference to the descriptions thereof previously reported in the Company's Registration Statement on Form S-4 (File No. 333-236022), filed by the Company with the U.S. Securities and Exchange Commission (the "SEC") on January 22, 2020 and amended on January 31, 2020, February 10, 2020 and February 12, 2020 (the "Registration Statement") and by the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to the Registration Statement and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective April 1, 2020, pursuant to the terms of the Merger Agreement, the boards of directors of BancPlus (the "BancPlus Board") and BankPlus (the "BankPlus Board" and, together with the BancPlus Board, the "Boards") each increased their number of directors by two to 12 members and appointed each of S.R. Evans Jr. (81) and Kirk A. Graves (55), who served as SCC directors prior to the Mergers, to fill the new seats on each Board. In addition, Dr. Evans was appointed to the Audit Committee and the Nominating and Corporate Governance Committee of the BancPlus Board as well as to the Trust Committee and Risk Committee of the BankPlus Board. Dr. Evans will serve a three-year term and Mr. Graves will serve a two-year term. Mr. Graves will also join the executive leadership teams of the Company and BankPlus as Senior Executive Vice President and Chief Operating Officer.
Descriptions of the background and experience of Dr. Evans and Mr. Graves are incorporated herein by reference to the information about each of Dr. Evans and Mr. Graves under the heading "About BancPlus Corporation - Background of Executive Officers and Directors" in the Registration Statement. No family relationship exists between either of Dr. Evans or Mr. Graves and any other director or executive officer of BancPlus. Since the beginning of the last fiscal year there have been no related party transactions between BancPlus and either of Dr. Evans or Mr. Graves that would be reportable under Item 404(a) of Regulation S-K.
Dr. Evans will be entitled to receive compensation as a non-management director of the BankPlus Board in the form of an annual retainer of $20,000 and a monthly attendance fee of $1,200 provided he attends the regular monthly board meeting. Additionally he is entitled to receive an annual stock grant of BancPlus stock with a grant date value of $20,000 for service on the BancPlus Board. For service on various committees of the Boards, he is entitled to receive cash retainers of $5,000 each as a member of the Audit Committee and Risk Committee and $2,500 each as a member of the Trust Committee and Nominating and Corporate Governance Committee.
Mr. Graves will be entitled to receive an annualized salary of $320,000, and he will be eligible to participate in the fringe benefit programs available to BancPlus employees generally. Mr. Graves will also be eligible for any bonus, incentive or equity plans sponsored by BancPlus. On February 12, 2020, Mr. Graves and the Company entered into a Change in Control Agreement (the "Change in Control Agreement") which became effective as of the closing of the Mergers and entitles Mr. Graves to receive, among other things, an amount equal to two times his annual base salary plus two times his Average Bonus (as defined in the Change in Control Agreement) upon the termination of Mr. Graves' employment in connection with a Change in Control (as defined in the Change in Control Agreement). The foregoing description of the Change in Control Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On April 1, 2020, the Company issued a press release announcing the consummation of the Mergers. A copy of the Company's press release, dated April 1, 2020, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
BancPlus intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 days after the date this Report is required to be filed.
(b) Pro forma financial information.
BancPlus intends to file pro forma financial information under cover of Form 8-K/A no later than 71 days after the date this Report was required to be filed.
(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*
Agreement and Plan of Share Exchange and Merger, dated September 18, 2019, by and among BancPlus Corporation, BankPlus, State Capital Corp., and State Bank & Trust Company (incorporated by reference to Annex A of the Company's Registration Statement on Form S-4, as amended, filed on February 12, 2020 (Registration No. 333-236022))

10.1	Change in Control Agreement, dated February 12, 2020, by and between BancPlus Corporation and Kirk A. Graves

99.1	Press Release, dated April 1, 2020

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

April 6, 2020	By:	/s/ M. Ann Southerland
M. Ann Southerland
Senior Executive Vice President and Chief Financial Officer